Catheter Precision

INVESTOR PRESENTATION

March 2025



NYSEAM: VTAK

www.catheterprecision.com

FORWARD-LOOKING STATEMENTS AND ESTIMATES

Catheter Precision

This presentation and other materials referenced by this presentation contain or incorporate by reference "forward-looking statements" within the meaning of Sections 27A and 21E of the Securities Act of 1933 and Securities Exchange Act of 1934, respectively, and such statements are subject to the "safe harbor" created by those sections. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions, and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments. In some cases, you can identify forward-looking statements by terms such as "may," "will," "intend," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "potential," "continue," "likely," "upcoming," "future", "goals," and similar expressions (including their use in the negative) intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These statements relate to future events or future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, express and implied statements describing our expectations for our business and product development, including VIVO and LockeT, and including anticipated growth in the catheter ablation, ventricular ablation and vascular closure device markets, anticipated clinical outcomes from use of our products, anticipated cost and time savings for clinicians and hospitals from use of our products, anticipated EU CE mark approval and patent applications for LockeT, anticipated growth in our customer base from our commercial engine, and achievement of our upcoming milestones.

Our forward-looking statements involve risks and uncertainties, risks and uncertainties set forth in our SEC filings and incorporated herein by reference. These risks and uncertainties may cause results to differ materially from the plans, expectations, predictions or projections set forth in (or underlying statements set forth in) this presentation and our SEC filings and public statements. In addition, our forward-looking statements are based on current plans, estimates and projections, which are subject to change based on shifting circumstances, and therefore, you are cautioned not to place undue reliance on them. These statements may discuss goals, intentions, plans and/or expectations as to future plans, trends, events, results of operations or financial condition, listed status of our common stock or other matters, all of which are based on current beliefs of our management, as well as assumptions made by, and information currently available to, management.

This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. We undertake no duty to update such estimates .

Forward-looking statements contained in this presentation speak only as of the date on which the statements were made and are not guarantees of future performance. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, and we have no intention to do so.

FORWARD-LOOKING STATEMENTS AND ESTIMATES (Continued)

Catheter Precision

The risks and uncertainties that could impact these forward-looking statements include, but aren't limited to, that the results of anticipated trials may not turn out as we currently expect and future trials may not occur on the time tables we expect or may be more costly than anticipated, we do not have sufficient liquidity to fund our operations as currently proposed unless we are able to obtain additional financing or enter into a strategic transaction that would provide additional liquidity, we will not be able to reach profitability unless we are able to achieve our product expansion and growth goals, our research and development and commercialization efforts may depend on entering into agreements with corporate collaborators, we have entered into joint marketing agreements with respect to our products, and may enter into additional joint marketing agreements, that will reduce our revenues from product sales, royalty agreements with respect to our LockeT device will reduce any future profits from this product, if we experience significant disruptions in our information technology systems, our business may be adversely affected, litigation and other legal proceedings may adversely affect our business, if we make acquisitions or divestitures, we could encounter difficulties that harm our business, failure to attract and retain sufficient qualified personnel could also impede our growth, failure to maintain effective internal controls could cause our investors to lose confidence in us and adversely affect the market price of our common stock, we have determined that our internal controls and disclosure controls were not effective as of December 31, 2023 and September 30, 2024, and as a result, without effective remediation of the material weaknesses that we have identified, we may not be able to accurately report our financial results or prevent fraud, our revenues may depend on our customers' receipt of adequate reimbursement from private insurers and government sponsored healthcare programs, we may be unable to compete successfully with companies in our highly competitive industry, many of whom have substantially greater resources than we do, our future operating results depend upon our ability to obtain components in sufficient quantities on commercially reasonable terms or according to schedules, prices, quality and volumes that are acceptable to us, and suppliers may fail to deliver components, or we may be unable to manage these components effectively or obtain these components on such terms, if hospitals, physicians and patients do not accept our current and future products or if the market for indications for which any product candidate is approved is smaller than expected, we may be unable to generate significant revenue, if any, our medical device operations are subject to pervasive and continuing FDA regulatory requirements, our products may be subject to additional recalls, revocations or suspensions after receiving FDA or foreign approval or clearance, which could divert managerial and financial resources, harm our reputation, and adversely affect our business, changes in trade policies among the U.S. and other countries, in particular the imposition of new or higher tariffs, could place pressure on our average selling prices as our customers seek to offset the impact of increased tariffs on their own products, increased tariffs or the imposition of other barriers to international trade could have a material adverse effect on our revenues and operating results. The risks and uncertainties described above may be amplified by pandemics, supply chain disruptions from the Ukraine war or Israeli-Hamas conflict and otherwise, and ongoing volatility in the stock markets and the U.S. economy in general.

ABOUT CATHETER PRECISION

Catheter Precision

- Improve Patient Outcomes
- Reduce Healthcare Costs
- Enhance Hospital Productivity



Mission Statement

Catheter Precision is a U.S.-based medical device company advancing cardiac arrhythmia treatment through innovation and physician collaboration. Our mission is to develop and deliver solutions that improve patient outcomes and provide hospitals and electrophysiology physicians with new tools to advance the standard of care while reducing costs per procedure. Our team has decades of collective experience in bringing cutting-edge medical devices to market which are user-friendly and help physicians deliver exceptional patient care.

SUCCESSFUL TRACK RECORD OF CEO DAVID JENKINS

Catheter Precision



Arrhythmia Research Technology, Inc.

CEO & Chairman
+
Electrophysiology Focused
>
Product CardioLab sold to GE for
$62 million

EPMedSystems — The Leading Edge in Cardiac Rhythm Management

Founder & CEO
+
Electrophysiology Focused
>
Sold to St. Jude for
$93 million

Transneuronix Inc

Founder & President
+
Implantable device for obesity
>
Sold to Medtronic for
$267 million

KEY STATISTICS

Catheter Precision

Corporate Highlights

Current Product Portfolio: LockeT and VIVO™, providing cost savings, improved patient outcomes, and streamlined clinical workflows.

Large & Growing Market Opportunity: Well-positioned to compete in the multi-billion-dollar global market across catheter ablation, electrophysiology, and vascular closure.

Expanding Global Presence: Increasing adoption of Catheter Precision products in hospitals and surgical centers, growing pipeline of evaluations.

Strong Clinical Validation & Industry Adoption: Peer-reviewed publications demonstrate safety, efficiency, and clinical impact, while growing industry presence drives adoption through key medical symposia and conferences.

Accelerating Growth & Expansion: Growing sales pipeline with new customers and repeat orders driving sequential quarter revenue growth.

Experienced Leadership Driving Execution: Proven track record of starting and scaling medical device companies resulting in successful exits in the healthcare sector.

Key Statistics

as of March 11, 2025

Symbol	NYSE/American: VTAK
Price	$0.38
Market Cap	$3.06M
Shares Outstanding	8M
52 Week Range	$0.30 - $8.40
3 Month Avg Volume	342,577
Headquarters	Near Charlotte, NC

GLOBAL ELECTROPHYSIOLOGY MARKET

The EP market is projected to grow to $15.1 bn by 2028[1]

Population growth, increasing rates of heart diseases and the rising cost of healthcare are driving growth in the electrophysiology and catheter ablation markets.

The global electrophysiology market was estimated to be $8.3 bn in 2023 and is projected to reach $15.1 bn by 2028 growing at rate of 13.0% CAGR


Projected EP Market Growth
13.0 % CAGR
Market Size ($bn)
$8.3
$15.1
2023
2028
Years

The catheter ablation* market size was larger than $3.5 bn in 2022 and is projected to grow to $14.5 bn by 2032 (13.5% CAGR)[2]


Projected Ablation Market Growth
13.5 % CAGR
Market Size ($bn)
$3.5
$14.5
2022
2032
Years

1. EP market data from MarketsandMarkets, Electrophysiology Market: Global Forecast to 2028 (Jan. 2024) (online summary accessed June 2024).
2. Ablation market data from Global Market Insights, Cardiac Ablation Market (Dec. 2022) (online summary accessed June 2024).
* Catheter ablation includes both ventricular and atrial ablation therapies

Catheter Precision

PRODUCT PORTFOLIO



Vivo™

View Into Ventricular Onset

Non-invasive 3D imaging system that enables physicians to identify the origin of ventricular arrhythmias pre procedure

FDA Cleared and CE Marked

Commercial launch in 2023



LockeT

Suture Retention Device

A cost-effective solution for site closure with suture retention, ensuring efficient hemostasis while prioritizing patient comfort

FDA Registered

Commercial launch in 2024

Strong IP Portfolio and patent protection – Multiple patents for VIVO; multiple patent applications for LockeT

Catheter Precision

LockeT

Suture Retention Device

A cost-effective solution for site closure at the access point with suture retention providing efficient hemostasis and improving patient comfort.

LockeT Demonstration Video



CURRENT CHALLENGES IN VASCULAR CLOSURE

Catheter Precision

Prolonged Bed Rest & Delayed Discharge:

Traditional manual compression requires extended immobilization (4–8 hours), delaying patient recovery, discharge and reducing hospital procedure volumes.

High Resource Utilization:

Manual compression requires significant staff bedside time, reducing efficiency.

Inconsistent Hemostasis:

Standard closure methods rely on operator technique, leading to variability in success rates and potential rebleeding.

Complication Risks:

Sutures and traditional vascular closure devices (VCDs) can cause pain, hematomas and access site infections, increasing patient discomfort and hospital readmissions.

Cost & Efficiency Concerns:

Current VCDs are comparatively expensive. Manual compression consumes valuable procedural time, impacting hospital throughput and cost-effectiveness.

Limited Applicability:

Most closure devices are not suitable for a wide range of catheter sizes or require specialized techniques, reducing their applicability in electrophysiology procedures.

Catheter Precision

LockeT

Advancing Vascular Closure in a Growing Market

Vascular Closure Devices Market was valued at **USD $1.9 bn in 2023** and is poised to grow at an **8.4% CAGR from 2024 to 2030**[1]

Meeting the Demand for Next-Generation Solutions

- **Rising AF Cases:** 33 million people globally affected, fueling demand for advanced interventions.
- **Proven Clinical Performance:** 100% immediate hemostasis success rate, 98% 2+ hrs. after removal, 0% major complications, same-day discharge.
- **Applicable to 1M+ Cardiac Catheterization Procedures in the U.S.:** Designed to support vascular closure needs in high-volume procedures.
- **Scalable:** Designed for large bore venous devices up to 27F being a measure of size.
- **Versatile & cost-effective:** Simplifies closure for both standard and complex cases, offering a lower-cost alternative to traditional vascular closure devices.
- **Fast, simple deployment:** Minimizes procedural time and resource use.



[1] Precision Business Insights, Vascular Closure Devices Market (2023) (online summary accessed June 2024).

PRODUCT OVERVIEW

Catheter Precision

The device is placed at the end of the procedure, allowing for hemostasis to occur at the access site.

IN THE LAB

Step 1



Create a standard figure of eight and remove sheaths. Clean site via standard protocol.

Step 2



Tighten and place sutures in LockeT.

Step 3



Apply pressure and rotate the handle 90°.

IN RECOVERY

Step 4



Observe hemostasis. Follow regular protocol.

Step 5



When ready to discharge, unlock the LockeT by releasing the handle.

Step 6



Cut the sutures and remove from the access site.

LOCKET PRODUCT SEGMENTS

Locket's Broad Range of End Users


Hospitals
Ambulatory Surgical Centers (ASCs)
LockeT
Other Care Facilities
Diagnostic Centers

KEY PROCEDURE TYPES

- Interventional Cardiology
- Electrophysiology
- Interventional Radiology
- Vascular Surgery

VERSATILE APPLICATIONS

- Diagnostic Interventions
- Therapeutic Interventions

LockeT MARKET PENETRATION & GROWTH STRATEGY

Catheter Precision

LockeT

Recent New Customers

Secured purchase orders from major hospitals and cardiac centers, including UT Medical Center, Montefiore Medical Center, Overland Park Regional Medical Center and Eisenhower Medical Center.

Building Clinical Evidence

On going and planned studies to evaluate LockeT across various procedure types and catheter sizes, with data expected throughout 2025.

Growing Adoption & Utilization

Early adopters are increasingly placing repeat orders to replace devices used during procedures.

Global Market Expansion

CE Mark expected 1H 2025, with full commercial launch in 2H 2025 to drive international adoption.

Catheter Precision

Vivo™

Non-invasive 3D Mapping System



www.catheterprecision.com

NYSEAM: VTAK

PRODUCT OVERVIEW

Catheter Precision

Vivo™

Enhance Procedural Efficiency for Ventricular Arrhythmias with Patient Specific Solutions

Non-invasive 3D imaging system

- Provides a 3D matrix model of the heart on a computer monitor with a superimposed activation map
- Enables physicians to accurately target the anatomical location for an ablation prior to the procedure* which reduces procedure time, reduces complications, improves patient outcomes, and reduces healthcare costs.



Vivo
Return to Home Screen
Anatomy
3D Image
Status
Model Selected
Model Finalized
3D Image Generated
Leads Localization Finalized
ECG Files Imported
Beats Selected
Analysis Performed
ECG

*VIVO™ is intended for acquisition, analysis, display and storage of cardiac electrophysiological data and maps for analysis by a physician.
VIVO™ is intended to be used as a pre-procedure planning tool for patients with structurally normal hearts undergoing ablation treatment for idiopathic ventricular arrhythmias.

VENTRICULAR ABLATION MARKET

Catheter Precision

The Ventricular Ablation Market is Growing Faster than the Overall Electrophysiology Market

- Tachycardia ablation is forecasted to grow at 14.5 % CAGR through 2032, a faster rate than the broader electrophysiology and catheter ablation markets.*
- Over a ten-year period, one study in Australia demonstrated a growth as high as 18% of ventricular tachycardia**.


14.5 %
CAGR

Ventricular Ablation Growth Drivers

- EP Technology Advances - The evolution in technology that reduces procedure time and increases procedure efficacy is currently one of the main growth drivers.
- Updated Physician Guidelines - recommend catheter ablation in preference to anti arrhythmic drugs. The guidelines also recommend ablation for reducing recurrent VT and implantable cardioverter-defibrillator shocks. ***

* Global Market Insights, supra. Tachycardia ablation also includes SVT, arrhythmias that originate in the atria.
** Cronin et al., 2019 HRS/EHRA/APHRS/LAHRS expert consensus statement on catheter ablation of ventricular arrhythmias. J Interv Card Electrophysiol., 59, 81-133 (2020).
*** Anderson et al., Ten-year trends in catheter ablation for ventricular tachycardia vs other interventional procedures in Australia. J Cardiovasc. Electrophysiol., 30(11), 2353-2361 (2019).

THE CHALLENGE IN MAPPING VENTRICULAR ARRHYTHMIAS

- **Elusive Arrhythmia Origins**: Standard ECG can mislead physicians to the wrong location
- **Complex & Multiple Morphologies**: PVCs often appear with varying shapes; spotting and precisely targeting each is difficult.
- **Long, Trial-and-Error Procedures**: Extended mapping times increase costs, patient risk, and strain on lab resources.
- **Rare Premature Beats**: Infrequent PVCs are hard to capture and can trigger dangerous arrhythmias (like VF) during invasive mapping.

Current Ventricular ablation outcomes

- **~46%** of Ventricular Tachycardia recurrence after a 1-year follow up[1]
- **50-75%** Ventricular Tachycardia Ablation success rate in structural disease heart[2]
- **Major Complications** in **8–10%** of Ventricular Tachycardia ablation procedures[3]
- **3 to 6 hours Ventricular Ablation Lab Time**[4]

[1] Siontis et al., Outcomes Associated With Catheter Ablation of Ventricular Tachycardia in Patients With Cardiac Sarcoidosis. JAMA Cardiol., 7(2), 175-183 (2022).
[2] Melbourne Heart Rhythm, Ventricular Tachycardia Ablation in Structural Heart Disease (Oct. 2014), adapted from Tung et al., Circulation, 24;123(20):2284-8 (2011) (online version accessed June 2024).
[3] Graham et al., Limitations and Challenges in Mapping Ventricular Tachycardia: New Technologies and Future Directions. Arrhythmia Electrophysiol. Rev. 6(3):118–24 (2017).
[4] Mayo Clinic, Tests and Procedures: Cardiac Ablation--Ventricular tachycardia ablation (online patient information accessed June 2024).

The VIVO™ SOLUTION

Catheter Precision

Provides Precise Ventricular Insight

99.5%[1] accurate in ventricular onset localization

Maximizes Efficiency

27%[2] shorter procedure time

Improves Workflow

Increases potential ablation success prior to the start of a procedure[3]

Patient Specific Inputs

Localizes multiple arrhythmias morphologies pre or intra-procedure

[1] Chrispin, et al., Non-invasive localization of premature ventricular focus: A prospective multicenter study. J. Electrocardiol. 2022 May-Jun;72:6-12.
[2] Griffiths, et al. Non-invasive electrocardiographic mapping on the ward to guide ablation of premature ventricular contractions. J. Electrocardiol. 2023 May-Jun;78:65-68.
[3] 2021 EHRA presentation.

PROVEN SALES LEADERSHIP & TEAM EXPANDING GLOBAL PRESENCE

Catheter Precision

Recent New Customers

Increasing adoption of Catheter Precision products in hospitals and surgical centers, growing pipeline of evaluations.

UT THE UNIVERSITY OF TENNESSEE MEDICAL CENTER

Montefiore

EISENHOWER MEDICAL CENTER
Health Care As It Should Be

HCA MIDWEST HEALTH OVERLAND PARK REGIONAL MEDICAL CENTER



Marie-Claude Jacques

Chief Commercial Officer

- 15+ years in sales leadership at Baylis Medical
- Led strategic planning that established standard-of-care in left heart access
- Built and scaled Baylis' U.S. business into high double-digit revenue growth, leading to its acquisition by Boston Scientific in 2022 for $1.75B
- 10 new salespeople averaging 10 years of experience in electrophysiology sales, including new product launches, joined VTAK in 2024, bringing their established relationships to the company

STRATEGIC GROWTH THROUGH ACQUISITION OF PERIKARD LLC

Catheter Precision

PeriKard

In January 2025, acquired PeriKard LLC, a development-stage company focused on improving physician access to the pericardial space.

Strengthens Catheter Precision's footprint in the ventricular therapeutic market with an improved needle system and drainage technology for safer and more effective fluid drainage and ablation procedures.

Aligns with Catheter Precision's commitment to innovation in electrophysiology and structural heart interventions.

Supports long-term growth strategy by broadening the company's product portfolio in a market with increasing procedural demand.

We continue to evaluate additional opportunities to expand Catheter Precision's product portfolio with complementary technologies.

Catheter Precision

MEDTECH M&A: STRONG VALUATIONS IN VASCULAR & ELECTROPHYSIOLOGY

Recent M&A activity highlights strong valuations for differentiated vascular and electrophysiology technologies, reinforcing the high value placed on catheter-based closure solutions and next-generation ablation systems.

Vascular Intervention	• Stryker's $4.9B acquisition of Inari Medical valued at 8.2x TTM P/S.
Vascular Closure	• Haemonetics acquired Cardiva Medical for $510M at 7.3x TTM P/S • Terumo acquired vascular closure assets from St. Jude Medical and Abbott for $1.12B at 4.2x TTM P/S.
Electrophysiology	• Pulsed Field Ablation: Boston Scientific's acquisition of Farapulse for $615M + $125M in milestone payments. • Pulsed Field Ablation: Medtronic's $925M acquisition of Affera. • Mapping & Diagnostics: Boston Scientific's acquisition of Cortex, Inc.

LockeT CLINICAL STRATEGY SNAPSHOT

LockeT clinical studies aim to demonstrate ease of use, faster hemostasis, early ambulation, same-day discharge, and improved patient comfort.

The LockeT II study, enrolling over 130 patients, compares LockeT to standard procedure closures.

Additional studies will evaluate its use in large-bore venous access procedures, including Micra pacemakers, Watchman, and Amulet devices.

Comparative studies against other closure devices are planned, with data publications expected throughout 2025.

LockeT II Study Highlights

- **High Success Rate:** Hemostasis was achieved in **97.8%** of cases, demonstrating LockeT's effectiveness in vascular closure.
- **Rapid Recovery:** Patients ambulated in an average of **3.9 hours**, with **52%** discharged the same day, supporting faster recovery and reduced hospital stays.
- **Safety Confirmed:** No **major complications** were reported.
- **Versatile Use:** Successfully used across multiple electrophysiology procedures, including atrial fibrillation ablation and left atrial appendage occlusion.

VIVO CLINICAL STRATEGY SNAPSHOT

Catheter Precision



VIVO continues to demonstrate accuracy, efficiency, and clinical impact, supported by numerous studies, publications, and case reports.

A multi-center EU Registry has been completed, and ongoing research focuses on complex VT management, procedural efficiency, and cost-effectiveness, reinforcing VIVO's role in advancing electrophysiology.


Catheter Precision
NYSEAM: VTAK
www.catheterprecision.com